Exhibit 99

Chemed Reports First-Quarter 2019 Results

CINCINNATI--(BUSINESS WIRE)--April 29, 2019--Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its first quarter ended March 31, 2019, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 5.2% to $462 million
  GAAP Diluted Earnings-per-Share (EPS) of $2.70
  Adjusted Diluted EPS of $2.92, an increase of 7.4%

VITAS segment operating results:

  Net Patient Revenue of $307 million, an increase of 5.1%
  Average Daily Census (ADC) of 18,345, an increase of 6.6%
  Admissions of 17,758, a decline of 2.9%
  Net Income, excluding certain discrete items, of $34.6 million, an increase of 7.3%
  Adjusted EBITDA, excluding cap, of $49.7 million, an increase of 16.0%

Roto-Rooter segment operating results:

  Revenue of $155 million, an increase of 5.5%
  Net Income, excluding certain discrete items, of $23.3 million, an increase of 1.8%
  Adjusted EBITDA of $33.5 million, a slight decline of 1.1%
  Adjusted EBITDA margin of 21.6%, a decrease of 145-basis points

VITAS

VITAS net revenue was $307 million in the first quarter of 2019, which is an increase of 5.1%, when compared to the prior-year period. This revenue increase is comprised primarily of a geographically weighted average Medicare reimbursement rate increase of approximately 0.6% and a 6.6% increase in days-of-care. This growth was partially offset by a Medicare Cap billing limitation that decreased revenue growth by 1.8% as well as the combination of acuity mix shift, fluctuations in net room and board and contractual adjustments, the combination of which negatively impacted revenue growth 0.4%, when compared to the prior-year period.

In the first quarter of 2019, VITAS accrued $3.4 million in Medicare Cap billing limitations. At March 31, 2019, VITAS had 30 Medicare provider numbers, three of which have an estimated 2019 calendar year Medicare Cap billing limitation of approximately $10 million.

Of VITAS’ 30 Medicare provider numbers, on a trailing 12-month basis, 25 provider numbers have a Medicare Cap cushion of 10% or greater, one provider number has a cap cushion between 5% and 10%, one provider number has a cap cushion between 0% and 5%, and three provider numbers have a Medicare Cap billing limitation.

Average revenue per patient per day in the quarter was $191.20, which is 0.2% above the prior-year period. Reimbursement for routine home care and high acuity care averaged $165.31 and $750.13, respectively. During the quarter, high acuity days-of-care were 4.4% of total days of care, 22-basis points less than the prior-year quarter.

The first quarter of 2019 gross margin, excluding Medicare Cap, was 22.7%, which is a 102-basis point increase when compared to the first quarter of 2018.

Selling, general and administrative expense was $21.5 million in the first quarter of 2019, which is an increase of 5.0% compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $49.7 million in the quarter, an increase of 16.0%. Adjusted EBITDA margin, excluding Medicare Cap, was 16.0% in the quarter, which is a 126-basis point increase when compared to the prior-year period.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $155 million for the first quarter of 2019, an increase of $8.1 million, or 5.5%, over the prior-year quarter. Revenue from the water restoration service segment totaled $27.7 million, a decrease of 0.3%, when compared to the prior-year quarter. Approximately 90% of the water restoration revenue is generated from residential customers and the remaining 10% is generated from commercial accounts.

Commercial drain cleaning revenue increased 8.3%, commercial plumbing and excavation increased 5.3% and commercial water restoration declined 26.4%. Overall, commercial revenue increased 3.4%.

Residential drain cleaning increased 5.8%, plumbing and excavation increased 7.5% and residential water restoration increased 3.8%. Aggregate residential sales increased 5.9%.

Roto-Rooter’s gross margin in the quarter was 47.0%, a 44-basis point decline when compared to the first quarter of 2018. Adjusted EBITDA in the first quarter of 2019 totaled $33.5 million, a decrease of 1.1%. The Adjusted EBITDA margin in the quarter was 21.6% which is a 145-basis point decline over the prior year.

Chemed Consolidated

As of March 31, 2019, Chemed had total cash and cash equivalents of $9 million and debt of $100 million.

In June 2018, Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $450 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 100-basis points. At March 31, 2019, the Company had approximately $314 million of undrawn borrowing capacity under this credit agreement.

During the quarter, the Company repurchased 150,000 shares of Chemed stock for $49.2 million, which equates to a cost per share of $328.33. On February 22, 2019, Chemed’s Board of Directors authorized an additional $150 million for stock repurchase under Chemed’s existing share repurchase program. As of March 31, 2019, there was approximately $147 million of remaining share repurchase authorization under this plan.

Chemed restarted its share repurchase program in 2007. Since that time Chemed has repurchased over 14 million shares, aggregating approximately $1.2 billion at an average share cost of $83.56. Including dividends over this period, Chemed has returned approximately $1.3 billion to shareholders.

Guidance for 2019

Revenue growth for VITAS in 2019, prior to Medicare Cap, is estimated to be in the range of 5.5% to 6.0%. Admissions are estimated to expand approximately 3.0% to 4.0% and Average Daily Census in 2019 is estimated to expand approximately 4.0% to 5.0%. Full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.9%. We are currently estimating $10 million for Medicare Cap billing limitations in calendar 2019.

Roto-Rooter is forecasted to achieve full-year 2019 revenue growth of 9.0% to 10.0%. This revenue estimate is based upon increased job pricing of approximately 2%, continued growth in core plumbing and drain cleaning services as well as continued but slowing revenue growth from water restoration services. Roto-Rooter’s Adjusted EBITDA margin for 2019 is estimated at 23.7%.

Based upon the above, full-year 2019 adjusted earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $12.65 to $12.85. This 2019 guidance assumes an effective corporate tax rate of 25.2%. Chemed’s 2018 reported adjusted earnings per diluted share was $11.93.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, April 30, 2019, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The participant passcode/Conference ID is 5375966. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 5375966. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 18,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended March 31,
	2019	2018
Service revenues and sales	$462,034	$439,176
Cost of services provided and goods sold	321,951	304,536
Selling, general and administrative expenses (aa)	74,029	69,000
Depreciation	9,710	9,267
Amortization	519	27
Other operating (income)/expense	6,353	(51)
Total costs and expenses	412,562	382,779
Income from operations	49,472	56,397
Interest expense	(1,124)	(1,207)
Other income--net (bb)	2,439	1,018
Income before income taxes	50,787	56,208
Income taxes	(6,120)	(11,212)
Net income	$44,667	$44,996

Earnings Per Share
Net income	$2.80	$2.79
Average number of shares outstanding	15,954	16,100

Diluted Earnings Per Share
Net income	$2.70	$2.66
Average number of shares outstanding	16,525	16,887

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended March 31,
	2019	2018
SG&A expenses before long-term incentive compensation and the impact of market value adjustments related to deferred compensation trusts	$70,203	$66,220
Market value gains related to deferred compensation trusts	2,338	860
Long-term incentive compensation	1,488	1,920
Total SG&A expenses	$74,029	$69,000

(bb) Other income--net comprises (in thousands):
	Three Months Ended March 31,
	2019	2018
Market value gains related to deferred compensation trusts	$2,338	$860
Interest income	101	158
Total other income--net	$2,439	$1,018

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	March 31,
	2019	2018
Assets
Current assets
Cash and cash equivalents	$8,768	$13,686
Accounts receivable	119,575	111,332
Inventories	6,315	5,274
Prepaid income taxes	5,349	16,160
Prepaid expenses	19,148	15,047
Total current assets	159,155	161,499
Investments of deferred compensation plans held in trust	70,632	66,163
Properties and equipment, at cost less accumulated depreciation	164,629	144,706
Lease right of use assets	87,811	-
Identifiable intangible assets less accumulated amortization	67,868	55,163
Goodwill	510,598	477,964
Other assets	9,138	7,161
Total Assets	$1,069,831	$912,656

Liabilities
Current liabilities
Accounts payable	$39,737	$42,639
Current portion of long-term debt	-	10,000
Income taxes	3,922	-
Accrued insurance	48,477	48,303
Accrued compensation	52,526	49,685
Accrued legal	8,163	1,643
Short-term lease liability	30,699	-
Other current liabilities	33,576	25,027
Total current liabilities	217,100	177,297
Deferred income taxes	18,108	13,832
Long-term debt	100,000	132,500
Deferred compensation liabilities	70,934	65,289
Long-term lease liability	67,960	-
Other liabilities	7,719	16,779
Total Liabilities	481,821	405,697
Stockholders' Equity
Capital stock	35,521	34,885
Paid-in capital	803,701	712,991
Retained earnings	1,265,485	1,078,690
Treasury stock, at cost	(1,519,077)	(1,321,843)
Deferred compensation payable in Company stock	2,380	2,236
Total Stockholders' Equity	588,010	506,959
Total Liabilities and Stockholders' Equity	$1,069,831	$912,656

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	Three Months Ended
	March 31,
	2019	2018
Cash Flows from Operating Activities
Net income	$44,667	$44,996
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,229	9,294
Litigation settlement	6,000	-
Stock option expense	4,089	3,653
Benefit for deferred income taxes	(3,489)	(2,807)
Noncash long-term incentive compensation	1,119	1,721
Amortization of restricted stock awards	-	291
Amortization of debt issuance costs	76	128
Changes in operating assets and liabilities
(Increase)/decrease in accounts receivable	(81)	1,591
(Increase)/decrease in inventories	(610)	60
Decrease in prepaid expenses	6	1,045
Increase/(decrease) in accounts payable and other current liabilities	348	(7,911)
Change in current income taxes	9,219	13,642
Increase in other assets	(5,006)	(4,263)
Increase in other liabilities	6,459	3,758
Other sources/(uses)	559	(5)
Net cash provided by operating activities	73,585	65,193
Cash Flows from Investing Activities
Capital expenditures	(13,866)	(12,648)
Business combinations	-	(1,450)
Other (uses)/sources	(68)	181
Net cash used by investing activities	(13,934)	(13,917)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	125,100	134,300
Payments on revolving line of credit	(114,300)	(90,500)
Purchase of treasury stock	(49,250)	(81,125)
Change in cash overdrafts payable	(13,303)	(6,671)
Proceeds from exercise of stock options	11,827	8,923
Capital stock surrendered to pay taxes on stock-based compensation	(11,170)	(6,377)
Dividends paid	(4,799)	(4,533)
Payments on other long-term debt	-	(2,500)
Other sources/(uses)	181	(228)
Net cash used by financing activities	(55,714)	(48,711)
Increase in Cash and Cash Equivalents	3,937	2,565
Cash and cash equivalents at beginning of year	4,831	11,121
Cash and cash equivalents at end of period	$8,768	$13,686

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Service revenues and sales (a)	$306,781	$155,253	$-	$462,034
Cost of services provided and goods sold	239,743	82,208	-	321,951
Selling, general and administrative expenses (a)	21,536	39,601	12,892	74,029
Depreciation	4,708	4,963	39	9,710
Amortization	18	501	-	519
Other operating expenses (a)	6,354	(1)	-	6,353
Total costs and expenses	272,359	127,272	12,931	412,562
Income/(loss) from operations	34,422	27,981	(12,931)	49,472
Interest expense	(47)	(95)	(982)	(1,124)
Intercompany interest income/(expense)	4,394	2,195	(6,589)	-
Other income-net	88	14	2,337	2,439
Income/(loss) before income taxes	38,857	30,095	(18,165)	50,787
Income taxes (a)	(9,569)	(7,109)	10,558	(6,120)
Net income/(loss)	$29,288	$22,986	$(7,607)	$44,667

2018
Service revenues and sales (b)	$292,013	$147,163	$-	$439,176
Cost of services provided and goods sold	227,256	77,280	-	304,536
Selling, general and administrative expenses (b)	20,510	36,098	12,392	69,000
Depreciation	4,797	4,443	27	9,267
Amortization	-	27	-	27
Other operating expenses	(18)	(33)	-	(51)
Total costs and expenses	252,545	117,815	12,419	382,779
Income/(loss) from operations	39,468	29,348	(12,419)	56,397
Interest expense	(52)	(91)	(1,064)	(1,207)
Intercompany interest income/(expense)	3,095	1,677	(4,772)	-
Other income-net	142	16	860	1,018
Income/(loss) before income taxes	42,653	30,950	(17,395)	56,208
Income taxes (b)	(10,638)	(8,012)	7,438	(11,212)
Net income/(loss)	$32,015	$22,938	$(9,957)	$44,996
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2019
Net income/(loss)	$29,288	$22,986	$(7,607)	$44,667
Add/(deduct):
Interest expense	47	95	982	1,124
Income taxes	9,569	7,109	(10,558)	6,120
Depreciation	4,708	4,963	39	9,710
Amortization	18	501	-	519
EBITDA	43,630	35,654	(17,144)	62,140
Add/(deduct):
Intercompany interest income/(expense)	(4,394)	(2,195)	6,589	-
Interest income	(88)	(14)	-	(102)
Litigation settlement	6,000	-	-	6,000
Non cash ASC 842 expenses/(benefit)	656	55	(163)	548
Medicare cap sequestration adjustment	515	-	-	515
Acquisition expenses	-	-	120	120
Stock option expense	-	-	4,089	4,089
Long-term incentive compensation	-	-	1,488	1,488
Adjusted EBITDA	$46,319	$33,500	$(5,021)	$74,798

2018
Net income/(loss)	$32,015	$22,938	$(9,957)	$44,996
Add/(deduct):
Interest expense	52	91	1,064	1,207
Income taxes	10,638	8,012	(7,438)	11,212
Depreciation	4,797	4,443	27	9,267
Amortization	-	27	-	27
EBITDA	47,502	35,511	(16,304)	66,709
Add/(deduct):
Intercompany interest income/(expense)	(3,095)	(1,677)	4,772	-
Interest income	(142)	(16)	-	(158)
Amortization of stock awards	70	65	156	291
Medicare cap sequestration adjustment	352	-	-	352
Stock option expense	-	-	3,653	3,653
Long-term incentive compensation	-	-	1,920	1,920
Adjusted EBITDA	$44,687	$33,883	$(5,803)	$72,767
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended March 31,
	2019	2018
Net income as reported	$44,667	$44,996

Add/(deduct) pre-tax cost of:
Litigation settlement	6,000	-
Stock option expense	4,089	3,653
Long-term incentive compensation	1,488	1,920
Non cash ASC 842 expenses	548	-
Medicare cap sequestration adjustment	515	352
Amortization of acquired and cancelled franchise agreements	441	-
Acquisition expenses	120	-
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,961)	(1,272)
Excess tax benefits on stock compensation	(6,732)	(3,798)
Adjusted net income	$48,175	$45,851

Diluted Earnings Per Share As Reported
Net income	$2.70	$2.66
Average number of shares outstanding	16,525	16,887

Adjusted Diluted Earnings Per Share
Adjusted net income	$2.92	$2.72
Average number of shares outstanding	16,525	16,887
(1)	The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended March 31,
OPERATING STATISTICS	2019	2018
Net revenue ($000) (c)
Homecare	$258,847	$241,031
Inpatient	22,570	22,108
Continuous care	32,244	30,766
Other	2,010	1,741
Subtotal	$315,671	$295,646
Room and board, net	(2,542)	(2,618)
Contractual allowances	(2,948)	(2,833)
Medicare cap allowance	(3,400)	1,818
Net Revenue	$306,781	$292,013
Net revenue as a percent of total before Medicare cap allowance
Homecare	82.0%	81.5
Inpatient	7.1	7.5
Continuous care	10.2	10.4
Other	0.7	0.6
Subtotal	100.0	100.0
Room and board, net	(0.9)	(0.9)
Contractual allowances	(1.0)	(0.9)
Medicare cap allowance	(0.9)	0.6
Net Revenue	97.2%	98.8
Average daily census ("ADC") (days)
Homecare	14,243	13,162
Nursing home	3,254	3,215
Routine homecare	17,497	16,377
Inpatient	360	352
Continuous care	488	480
Total	18,345	17,209

Total Admissions	17,758	18,279
Total Discharges	17,339	17,558
Average length of stay (days)	91.3	87.9
Median length of stay (days)	15.0	15.0
ADC by major diagnosis
Neurological	19.9%	18.5
Cerebro	35.6	36.2
Cancer	13.1	13.9
Cardio	16.9	16.4
Respiratory	8.2	8.2
Other	6.3	6.8
Total	100.0%	100.0
Admissions by major diagnosis
Neurological	12.8%	11.4
Cerebro	20.7	22.6
Cancer	28.0	28.0
Cardio	16.3	15.5
Respiratory	12.0	11.7
Other	10.2	10.8
Total	100.0%	100.0
Direct patient care margins (d)
Routine homecare	52.7%	52.1
Inpatient	6.5	7.5
Continuous care	18.2	17.7
Homecare margin drivers (dollars per patient day)
Labor costs	$59.42	$58.63
Combined drug, home medical equipment and medical supplies cost	13.08	14.47
Inpatient margin drivers (dollars per patient day)
Labor costs	$364.62	$362.75
Continuous care margin drivers (dollars per patient day)
Labor costs	$582.54	$567.51
Estimated uncollectible accounts as a percent of revenues	1.0%	1.0
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	34.9	32.6
Days of revenue outstanding- including unapplied Medicare payments	23.3	22.6
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(unaudited)

(a)	Included in the results of operations for the three months ended March 31, 2019, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		VITAS	Roto-Rooter	Corporate	Total
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(515)	$-	$-	$(515)
	Selling, general and administrative expenses:
	Non cash ASC 842 (expenses)/benefit	(656)	(55)	163	(548)
	Amortization of acquired and cancelled franchise agreements	-	(441)	-	(441)
	Acquisition expense	-	-	(120)	(120)
	Stock option expense	-	-	(4,089)	(4,089)
	Long term incentive compensation	-	-	(1,488)	(1,488)
	Other operating expenses:
	Litigation settlement	(6,000)	-	-	(6,000)
	Pretax impact on earnings	(7,171)	(496)	(5,534)	(13,201)
	Excess tax benefits on stock compensation	-	-	6,732	6,732
	Income tax benefit on the above	1,819	132	1,010	2,961
	After-tax impact on earnings	$(5,352)	$(364)	$2,208	$(3,508)

(b)	Included in the results of operations for the three months ended March 31, 2018, are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		VITAS	Corporate	Total
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(352)	$-	$(352)
	Selling, general and administrative expenses:
	Stock option expense	-	(3,653)	(3,653)
	Long-term incentive compensation	-	(1,920)	(1,920)
	Pretax impact on earnings	(352)	(5,573)	(5,925)
	Excess tax benefits on stock compensation	-	3,798	3,798
	Income tax benefit on the above	89	1,183	1,272
	After-tax impact on earnings	$(263)	$(592)	$(855)

(c)

VITAS has 12 large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs. Of VITAS' 30 unique Medicare provider numbers, 25 provider numbers have a Medicare cap cushion of 5% or greater, two provider number has a cap cushion between 0% and 5% and three provider numbers have a Medicare cap billing limitation for the 2019 Medicare cap period.

(d)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
David P. Williams
(513) 762-6901